Proteostasis Therapeutics, Inc. (Nasdaq: PTI) March 2017 Exhibit 99.2

Safe Harbor and Disclaimer To the extent that statements in this presentation are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this presentation include, without limitation, statements regarding the status of, and our expected timelines for, our ongoing and expected pre-clinical and clinical development programs. Forward-looking statements made in this presentation involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, uncertainties inherent in the execution and completion of clinical trials, in the timing of availability of trial data, in the actions of regulatory agencies, and those set forth in our Form 10-K for the year ended December 31, 2016, and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to, among other items, disease incidence, market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of risk and uncertainty. New risks emerge from time to time, and neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such date after the date of this presentation. By attending or receiving this presentation you acknowledge you are solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the Company or its securities.

Investment Highlights Proprietary platform to develop novel therapeutics for diseases caused by dysfunctional protein processing Initial focus on increasing CFTR activity in patients with CF Developing a novel class of CFTR modulators (amplifiers) that increase CFTR protein levels Significantly increase the activity of correctors and potentiators in standard HBE cell assays shown to be predictive of clinical efficacy No safety or tolerability issues noted in initial Phase I studies to date Developing proprietary triple combination therapy including PTI-428 for the treatment of CF - cellular assays suggest full restoration of CFTR activity Additional upside from Astellas collaboration for other protein processing diseases Q4 16 Ending cash of $85.5M after successful follow-on financing

Key Updates Q1 2017 PTI-428 CFTR Amplifier Advancing to Safety, Biomarker and Efficacy Data in CF Completed dosing of SAD and MAD healthy volunteers Completed dosing of SAD in CF subjects not on Orkambi or Kalydeco Demonstrated dose proportional increase in exposure across all dose levels Dosing of CF subjects who are stable on Orkambi is underway Showed comparable PK in healthy volunteers and CF subjects No safety concerns observed to date PTI-801 CFTR Corrector Advancing to First in Human Study IND on file and active Healthy volunteer screening activities underway Preliminary efficacy data in Orkambi subjects expected in 2H’17 PTI-808 Novel Potentiator Progressing to IND IND submission planned for Q2 2017 Healthy volunteer study planning to start in Q3 and CF studies planned for Q4

Q1 2017 Pipeline

	Discovery	Preclinical Development	Clinical Development	Collaborators	Highlights
Cystic Fibrosis	PTI-428 (Amplifier)				PTI-NC-733 is comprised of PTI-428 + PTI-801 + PTI-808
Cystic Fibrosis	PTI-801 (Corrector)				
Cystic Fibrosis	PTI-808 (Potentiator)				
Protein Conformational Diseases	UPR* Modulators			astellas	Eligible to receive up to $400M in milestones via Astellas collaboration

* UPR: Unfolded Protein Response

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-428 Amplifier May Serve as the Lynchpin of CFTR Modulator Combination Therapy Approaches Amplifiers act early in CFTR biosynthesis and are designed to increase the amount of protein available for later acting modulators, such as correctors and potentiators

Significant Unrealized Efficacy in CF Patients 7

PTI-428 and PTI-NC-733 May Provide Optimal Risk Benefit Profile for the Majority of the CF Population Target for PTI-NC-733 Predicted PTI-428 + Orkambi or Kalydeco Orkambi Kalydeco NB: PTI-428, PTI-NC-733 projection of FEV1 values based on actual in vitro efficacy data Gating Mutation Conductance & Synthesis Mutations Stop Codon Mutation Processing Mutation Approximate % CF Population (U.S. & Canada)

PTI, Vertex And Galapagos In the Hunt for a Triple Combo Pill


1H 2016
2H 2016
1H 2017
2H 2017
1H 2018
2H 2018
pti
PTI-428/Orkambi P1 results
PTI-801/Orkambi P1 results
PTI-NC-733 P2 starts
PTI-NC-733 P2 results
Galápagos
GLPG222 corr. P1 results
GLPG1837 and '2451 pot. P2 results
Dual combo P1 results
Triple combo P1 results
Triple combo P2 results
ProQR
QR-010 P1b results
QR-010 P1 POC results
QR-010 P1b results
QR-010 P2 Start
VERTEX
Triple combo P1 results
VX-661/iva P3 results
VX-661 NDA filing
VX-152/661/iva VX-440/661 iva P2 results
VX-661+ivacaftor approval
Publicly disclosed guidance
Failed or to be abandoned
Triple combo data

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PROTEOSTASIS THERAPEUTICS, INC.

In Vitro Efficacy Data of Vertex CFTR Modulators Seem to Predict Clinical Efficacy NB: PTI-428, PTI-801, PTI-808, (PTI-NC-733) projection of percent predicted FEV1 values based on actual in vitro efficacy data

Potentiators and correctors show a strong correlation between their effect in vitro measured by the Ussing Chamber Assay and lung function improvement CFTR modulators are evaluated in Ussing Chamber Assay Severity of CF progression is measured by FEV1 (forced expiratory volume in one second) in patients Measurement of CFTR Protein Activity In Vitro is Highly Correlated with Clinical Efficacy FEV1 is industry-standard efficacy endpoint in CF clinical trials Rate of FEV1 decline correlates with life expectancy and is predictive of mortality In vitro CFTR protein activity is measured in human bronchial epithelial (HBE) cells derived from the lungs of CF patients Ussing Chamber Assay invented in 1946 and well-established in CF basic research In vitro activity of CFTR protein expressed as 50% of normal CFTR function correlates with an absolute FEV1 improvement of approximately 10% observed in clinical trials

Amplifiers are designed to improve the efficiency of CFTR translation by enhancing successful signal-sequence targeting to the ER membrane This slows CFTR mRNA degradation and tips the balance back in favor of CFTR protein biosynthesis Amplifiers Designed to Enhance Successful Protein Targeting to the ER Membrane mRNA mRNA Ribosome Ribosome SRP SRP Signal sequence CFTR protein SRP, signal recognition particle. Amplifier

PTI-428 Has Been Shown to Increase CFTR Activity in HBE Cells Across All CF Mutation Classes

- HBE cells derived from the lungs of CF patients can be cultured and tested for CFTR function measured by chloride current in an Ussing Chamber Assay
- Experimental approach well validated by CF research community and industry, including Vertex Pharmaceuticals
- *In vitro* studies currently demonstrate that PTI-428 increases the amount of unfolded CFTR protein
- Additional substrate for correctors and potentiators to act upon leads to improved CFTR protein activity

CFTR Genotype	Genotype Class	CFTR activity increased by PTI-428
Wild type	Wild-Type	☑
F508del/F508del	II/II	☑
G542X/F508del	I/II	☑
R117H/F508del	IV/II	☑
G551D/F508del	III/II	☑
G542X/G542X	I/I	☑
3849 + 10kbC>T/N1303K	V/II	☑

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-428 Has Been Shown to Increase the Efficacy of CFTR Modulators in Genotypes with at Least One F508del Allele Class I Stop Codon Mutation II Processing Mutation III Gating Mutation IV Conductance Mutation Defect Protein translation prematurely stopped Misfolded protein fails to reach surface Abnormal regulation of ion flow Faulty channel conductance slows ion flow HBE Genotype Tested G542X/F508del Class I/II F508del/F508del Class II/II G551D/F508del Class III/II R117H/F508del Class IV/II In vitro increase in ion flow from PTI-428 combinations* 190% compared to lumacaftor/ivacaftor 184% compared to lumacaftor/ivacaftor 174% compared to ivacaftor/VX-661 160% compared to ivacaftor 193% compared to ivacaftor *PTI-428 added to indicated compound(s)

PTI-428 has shown to improve the effect of additional CF disease modifying drugs such as stop codon read-through compounds in vitro suggesting possible therapeutic applications in Class I and Class V CFTR genotypes PTI-428 Has Been Shown to Increase the Efficacy of CFTR Modulators in Genotypes without a F508del Allele Class I Mutation Class V / Class II Mutation

PTI-428 Upregulates Synthesis and Function of CFTR in Normal Cells The activity of PTI-428 can also be seen on normal CFTR in HBEs and leads to: Increased amount of normal CFTR mRNA Increased CFTR chloride transport activity as measured in Ussing Chamber Assay Correctors do not modulate normal CFTR function PTI-428 increases normal CFTR mRNA both in vitro and in human subjects CFTR mRNA CFTR Function

Measurement of CFTR mRNA and Protein Developed as a Clinical Biomarker Amplifiers are the only known CFTR modulators that lead to an increase in immature CFTR protein that results in an increase in mRNA. Thus, a clinical biomarker was designed to detect an increase in CFTR mRNA and protein. Nasal brush biomarker is noninvasive technique to sample the respiratory epithelium

Persistent Increase in CFTR mRNA Observed in Nasal Epithelium After 90 Days of Dosing with PTI-428 90 days of consecutive oral once a day dosing Dose levels are 0, 2.5 mg/kg, 5 mg/kg, 10 mg/kg 32 monkeys total (16 male and 16 female monkeys); 8 per group Necropsy at 24 hours post last dose Changes in CFTR mRNA 24hr post dosing Monkey Nasal Epithelium Normalized CFTR mRNA Levels

PTI-428 Phase 1 Trials Update PTI-428-01 CF Patients Dosing in SAD completed PTI-428-02 Healthy Volunteers SAD and MAD arms completed up to 300 mg and 150 mg, respectively Safety Review Committee has not identified any safety concerns based on reviews of adverse events, vital signs, ECG, chemistry and hematology lab values Exploratory biomarker nasal CFTR mRNA and protein data confirms approximately a 2-fold increase in CFTR mRNA and protein observed in subjects where PTI-428 achieved a threshold concentration Preliminary PK data show dose-proportionality and support once daily dosing Safety Review Committee has not identified any safety concerns based on reviews of adverse events, vital signs, ECG, chemistry and hematology lab values 14 sites currently active in sites across North America and Canada; on-boarding European sites Preliminary data, including lung function, from a 14-day MAD cohort from at least 8 CF subjects receiving PTI-428 or placebo for 7 days on top of Orkambi expected in the second quarter of 2017 Patients from MAD cohort to be eligible to enroll in longer duration study after a wash-out

Pharmacokinetic Data from Healthy Volunteers and CF Subjects in SAD Cohorts Shows Dose Proportionality T ½ ~ 14-15 hours Day 1 PK Profile of Single Dose Cohorts Healthy Volunteers 300 mg 100 mg 30 mg 10 mg Day 1 PK Profile of Single Dose Cohorts CF Subjects

Timing of Nasal CFTR mRNA Response Mirrored PK Profile in 100 mg SAD 21 0 8hr 24hr 48hr 72hr Time after Dosing 0 8hr 24hr 48hr 72hr 100 mg Single Dose PK An increase in mRNA up to 1.5x considered within the noise of the assay

Pharmacokinetic Data from Healthy Volunteers MAD Cohorts Shows Dose Proportionality PTI-428 Concentration vs Time in PTI-428-02 Study 20 mg 50 mg 150 mg

CFTR mRNA Biomarker Suggests Sustained Biological Activity of PTI-428 in 150 mg MAD Cohort in Healthy Volunteers Treatment PTI-428 was tested in MAD study at three dose levels; daily dosing over 7 days and 7 days of follow up 150 mg cohort suggests a sustained effect on CFTR mRNA levels measured in the target tissue (nasal epithelia) Target effect of approximately 2x increase over baseline level was achieved with the 150 mg daily dose over 7 days CFTR mRNA level returned towards baseline level by the end of the 7 day follow up period Follow up

PTI-428 Demonstrates Linear Dose Proportionality in Healthy Volunteers PTI-428 pharmacokinetic profile confirms linear dose proportionality across all doses tested in healthy volunteers Single 100 mg dose achieves a plasma concentration level (Cmax) that exceeds EC50 (approximately EC70) Highest dose tested (300 mg) exceeds EC90 Linear dose proportionality is preserved in multiple daily dosing cohorts (20 mg, 50 mg and 150 mg) CFTR mRNA quantification in target tissue (nasal epithelia) confirms a positive relationship between biological effect and drug exposure Target efficacy of approximately 2 fold increase in CFTR mRNA can be achieved with doses between 50 mg and 150 mg R2=0.97 (SAD) Target biological activity

Estimated Efficacious Dose is Approximately 50 – 100 mg Once Daily 100 mg Single Dose PK When taken with food, PTI-428 shows an increased exposure Projected exposure values estimate that at least an EC50 (1.48 µM) may be achieved with a 50 mg dose level and at least an EC90 (4.28 µM) may be achieved with a 100 mg dose level in CF subjects taking PTI-428 with food Study Dose (mg) Maximum CFTR mRNA Increase at Steady State Steady State Cmax (µM) Actual values (fasted healthy volunteer subjects) MAD 20 1.44 0.62 MAD 50 1.57 1.65 MAD 150 2.52 8.00 Projected values (fed healthy volunteer and CF subjects) Healthy volunteers 50 1.89 2.70 CF patients 50 1.86 2.58 Healthy volunteers 100 2.28 5.39 CF patients 100 2.26 5.17

PTI-801 IND Submitted and Active, PTI-808 IND Expected Q2 17

PTI-801 (corrector)

- Linear PK profile established in dog and rat
- GLP tox studies complete
- Estimated safety margin >20x
- DDI potential low based on *in vitro* profiling

PTI-808 (potentiator)

- Linear PK profile established in dog and rat
- GLP tox studies complete
- Estimated safety margin >20x
- DDI potential comparable to ivacaftor based on *in vitro* profiling

Initial feasibility study supports co-formulation of PTI-428, PTI-801 and PTI-808

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PROTEOSTASIS THERAPEUTICS, INC.

PTI Corrector Chemistry Progress In vitro PTI correctors are synergistic with tezacaftor and ivacaftor and PTI believes can be developed as add on to this combination upon its approval F508del/G542X compound heterozygote («Het/Min») HBE cell CFTR activity can be restored Nomination of PTI-801 as candidate includes efficacy, potency and ADME/PK properties F508del/Minimal Function PTI-801 * Triple combinations of the PTI corrector on top of tezacaftor and ivacaftor

In Vitro PTI's Amplifier and Corrector Synergize with Known CFTR Modulators in Heterozygote (F508del/G542X) Patient Cells



F508del/Minimal Function
% Normal CFTR
200
150
100
50
0
8%
60%
99%
45%
104%
36%
59%
102%
172%
DMSO
10uM PTI-801 + 1uM PTI-808
10uM PTI-801 + 1uM PTI-808 + 10uM PTI-428
3uM LUMA + 1uM IVA
3uM LUMA + 10uM PTI-801 + 1uM IVA
3uM TEZ + 1uM IVA
3uM TEZ + 10uM PTI-428 + 1uM IVA
3uM TEZ + 10uM PTI-801 + 1uM IVA
3uM TEZ + 10uM PTI-801 + 10uM PTI-428 + 1uM IVA

- PTI amplifier/corrector combination is superior to both luma/iva and teza/iva
- PTI doublet (corrector/potentiator) is complementary to teza/iva, the combination achieves highest rescue reported to date in HBE heterozygote cells («het/min»)
- PTI believes PTI-428 and PTI-801 can be developed as add ons to both luma/iva and teza/iva
- PTI triple combination provides full restoration of CFTR activity in F508del heterozygotes («het/min»)

*F508del/G542X HBE donor

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PROTEOSTASIS THERAPEUTICS, INC.

Unique Features of PTI CF Product Candidates Allow for Differentiated Clinical Development Strategy Differentiated profile of PTI drug candidates allows for a unique clinical development strategy that could circumvent potential pitfalls faced by other investigational drugs Limited availability and eligibility of CF patients for investigational clinical trials can negatively impact study duration and costs Approximately 1 out of 2 CF patients are eligible for approved disease modifying drugs (Orkambi, Kalydeco) in the US and thus not likely to participate in clinical trials that require treatment suspension Approximately 1 out of 6 patients are being targeted by currently ongoing clinical studies in the US PTI-428 Phase 1 study will be performed in CF patients on as-come basis regardless of CFTR genotype Studies will be conducted in patients already on standard of care and all patients will receive marketed drugs PTI-NC-733 (PTI-428/PTI-801/PTI-808) The combination of the corrector and potentiator in PTI-NC-733 has demonstrated superior in vitro efficacy compared to the combination of lumacaftor and ivacaftor

PTI-801 Could Improve Clinical Benefit of Approved or Late Stage CFTR Modulators

F508del/F508del HBE Cells



CFTR Chloride Transport Activity
(% of lumacaftor,ivacaftor)
250
200
150
100
50
0
lumacaftor
ivacaftor
PTI-801
lumacaftor
ivacaftor



CFTR Chloride Transport Activity
(% of tezacaftor/ivacaftor)
250
200
150
100
50
0
tezacaftor
ivacaftor
PTI-801
tezacaftor
ivacaftor

- Based on *in vitro* studies, PTI-801, a novel corrector, is synergistic with ORKMABI® (lumacaftor/ivacaftor) and tezacaftor/ivacaftor and PTI believes can be developed as add on to these combinations upon its approval
- Active IND under FDA
- Phase 1 study in healthy volunteers initiated in Q1 2017
- Topline efficacy data in CF subjects actively taking Orkambi expected in 2H 2017

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-NC-733 Proof-of-Concept Study Targeted to Start 2H 2017 and Topline Data Expected in 1H 2018 Confidential 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 PTI-428 PTI-428 PTI-801 PTI-801 PTI-808 PTI-NC-733 PTI-NC-733 Healthy Volunteers CF Subjects Parallel trials testing safety of single drug candidates PTI-801 and PTI-808 Parallel testing of combination regimens in dose-ranging and proof-of-concept* studies PTI-801 and Orkambi in F508del homozygous CF patients PTI-NC-733 in CF patients with at least one F508del allele * Pending positive Phase 1 data

Key Upcoming Milestones Q1 2017: PTI-801 IND Submission Q2 2017: PTI-428 preliminary data as measured by FEV1 Q2 2017: PTI-808 IND submission 2H 2017: PTI-801 Phase 1 topline data 2H 2017: PTI-808 Phase 1 initiation 2H 2017: PTI-801, PTI-808 and PTI-NC-733 Phase 2 initiation* 1H 2018: PTI-801, 808 and PTI-NC-733 Phase 2 Topline data * If PTI-428 Phase 1 trial is successful